UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2006

TRANSMONTAIGNE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11763	06-1052062
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1670 Broadway, Suite 3100, Denver, CO  80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 19, 2006, we issued two press releases, which are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference.

Item 9.01.                                          Financial Statements, Pro Forma Financial Information and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Inc. press release, dated June 19, 2006.

99.2	TransMontaigne Inc. press release, dated June 19, 2006.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE INC.

Date: June 20, 2006	By:	/s/ Randall J. Larson
Randall J. Larson
Executive Vice President, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	TransMontaigne Inc. press release, dated June 19, 2006.

99.2	TransMontaigne Inc. press release, dated June 19, 2006.